Non-Viral Genetic Medicine Preliminary Data from LEGEND Pivotal Cohort September 26, 2024 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws and "forward-looking information" within the meaning of Canadian securities laws (collectively, "forward-looking statements").  Forward-looking statements may be identified by the use of the words such as “plan”, “forecast”, “intend”, “development”, “expect”, “anticipate”, “become”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “project”, “should”, “would”, “strategy”, “future”, “potential”, “opportunity”, “target”, “term”, “will”, “would”, “will be” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  These forward-looking statements include, but are not limited to, statements regarding the potential benefits of detalimogene, the anticipated market acceptance of detalimogene, plans for research and development, estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to regulatory submissions and commercial product launches and the prospects for regulatory approval of detalimogene.  These forward-looking statements are based on various estimates and assumptions, whether or not identified in this presentation, and on the current expectations of the management of enGene Holdings Inc. ("enGene"), are not predictions of annual performance, and are subject to risks and uncertainties.  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Lead Program (detalimogene voraplasmid) The lead program described herein is an investigational drug therapy, which has not been approved for marketing by the U.S. Food and Drug Administration or any other regulatory agency and that has not been subject to testing designed to demonstrate that the therapy is effective in humans or to provide a basis to predict in advance whether an adequate level of efficacy in humans will be demonstrated in further testing.  Although deemed sufficient to permit further testing, the limited, early Phase 1 testing to date is not a sufficient basis on which to predict efficacy or safety and no representation is made as to detalimogene’s efficacy or safety.  Although the FDA has indicated that the Phase 2 portion of the current LEGEND study may potentially support BLA approval, that outcome will depend entirely on the results of Phase 2 clinical testing, which are not expected to be available until 2026. Disclaimers

Pivotal Study Currently Enrolling Patients: BCG-Unresponsive High-risk NMIBC with CIS Design: Global, single-arm, open label N ≈ 100 Dosing: 800μg/ml intravesical at weeks 1,2,5,6 Q3M Endpoints: 1° - CR rate at 12-months; 2° - safety and durability 3 To date, LEGEND protocol has not included surgical biopsy/resection or re-induction of HG Ta patients at 3m

Cohort 1 Patient Demographics Baseline characteristic N=21 Gender, n (%) Male 15 (71.4) Female 6 (28.6) Age, years Mean (SD) 72.7 (9.4) Median (range) 74 (59, 92) Age categories, n (%) ≤65 6 (28.6) >65 15 (71.4) ECOG, n (%) 0 19 (90.5) 1 2 (9.5) BCG Doses Median 11 Range 8, 33 Tumor Stage, n (%) T1 + Cis 3 (14.3) Ta + Cis 3 (14.3) Cis 15 (71.4) Demographic data relate to 3m and 6m efficacy-evaluable patients available as of September 13, 2024 4

Detalimogene was Well-Tolerated in the LEGEND Study (n = 42*) Any Grade Grade 1 Grade 2 Grade 3 Grade 4/5 Patients with ≥ 1 TRAE 20 (47.6%) 17 (40.5%) 9 (21.4%) 2 (4.8%)* 0 (0) TRAE Reported in >10% patients: Bladder Spasm 8 (19%) 4 (9.5%) 4 (9.5%) 0 (0) 0 (0) Dysuria 9 (21.4%) 8 (19.0%) 1 (2.4%) 0 (0) 0 (0) Fatigue 5 (11.9%) 3 (7.1%) 2 (4.8%) 0 (0) 0 (0) Pollakiuria 5 (11.9%) 5 (11.9%) 0 (0) 0 (0) 0 (0) No patient discontinuations due to TRAEs Promising safety and tolerability profile TRAEs were reversible and largely consistent with catheterization TRAE = Treatment-Related Adverse Event *Across all dosed patients in all LEGEND Phase 2 cohorts ** Peripheral edema, urosepsis. Urosepsis assessed by investigator as being possibly related to catheterization procedure

Detalimogene: Cohort 1 Efficacy Results Show Promising Clinical Activity Data relate to 3m and 6m efficacy-evaluable patients available as of September 13, 2024 KM = Kaplan-Meier Analysis; CR = Complete Response Any Time 3 Month (n=21) 6 Month (n=17) 6 Month KM Estimate 71% CR Rate 67% CR Rate 47% CR Rate 51% CR Rate 6

Detalimogene: Designed To Be the First-Choice Therapy 71% CR rate at any time highlights promising activity Promising safety profile observed; no disconnections due to tolerability Convenient product attributes support community use Evolving care paradigm Global expansion expected to further enrollment (US, Canada, EU, Asia Pacific) + + + 7